Exhibit 10.6

LOAN AGREEMENT

Between

Paseco ApS
c/o Crowe Horwath
Strandvejen 58 5
2900 Hellerup
CVR-nr: 31 36 36 08

And

Dandrit Biotech A/S
Symbion Sciencepark Fruebjergvej 3
21 00 København Ø
C VR-nr.  26027322

(Paseco ApS and Dandrit Biotech A/S are individually referred to as “Party” and jointly as the “Parties”)

Whereas:

A.	Dandrit Biotech A/S are in the process of raising new equity via a reverse merger into an USA company and subsequent listing in the US

B.	Paseco ApS has agreed to issue certain loans to Dandrit Biotech A/S to ensure sufficient equity in Dandrit Biotech A/S during the process, and

C.	Dandrit Biotech A/S has chosen to accept these loans

Now therefore, the parties have agreed as follows:

1.	The loans

Paseco ApS has agreed to issue the following loans to Dandrit Biotech A/S.

DKK 2,500,000 issued as of February 15, 2014
DKK 2,300,000 issued as of March 18, 2014

2.	Interest

The loans will accrue interest at 5% per year as from the time where they are received by Dandrit Biotech A/S and until repayment is done.

If Dandrit Biotech A/S postpones repayment, cf. clause 3, the interest is increased to 7% from January 1, 2015 until repayment is done.

3.	Repayment

The loans are due on February 1, 2015 unless Dandrit Biotech A/S wish to postpone repayment until February 1, 2016.

If Dandrit Biotech A/S wish to postpone repayment as mentioned above they must inform Paseco ApS no later than December 31, 2014.

Dandrit Biotech A/S is entitled to repay the loans at any time.

4.	Other provisions

This Agreement supersedes all previous agreements, written or oral, between the Parties.

This Agreement is made in English and signed by the Parties in two copies, one copy for each Party.

DanDrit Biotech A/S
Date: April 29, 2014	Date: April 29, 2014

Signature /s/ Eric Leire	Signature /s/ Niels Erik Nielsen
Mr. Eric Jean Marie Leire, President	Mr. Niels Erik Nielsen
Chief Executive Officer	Chairman of the board of directors

Paseco ApS
Date: April 29, 2014
Signature /s/ Ole Abildgaard
Ole Abildgaard